Exhibit 10.2


                                          December 30, 2004


United Natural Foods, Inc.
as Agent and Representative
of the Borrowers
260 Lake Road
Dayville, CT 06241

Attention:  Rick Puckett, Chief Financial Officer

      RE:  First Amendment to Amended and Restated Loan and Security Agreement

Dear Rick:

      Reference is made to the Amended and Restated Loan and Security Agreement dated as of April 30, 2004 ("Loan Agreement") among United Natural Foods, Inc. ("UNF"), Mountain People's Warehouse Incorporated ("MPW"), Nutrasource, Inc. ("Nutrasource"), Rainbow Natural Foods, Inc. ("Rainbow"), Stow Mills, Inc. ("SMI"), United Natural Foods Pennsylvania, Inc. ("UNFPA"), United Northeast LLC ("UNLLC") and United Natural Trading Co. ("UNT" and together with UNF, MPW, Nutrasource, Rainbow, SMI, UNFPA and UNLLC, collectively, the "Borrowers") each of the Lenders identified under the caption "Lenders" on the signature pages thereto and Fleet Capital Corporation as administrative and collateral agent for the Lenders (the "Agent"), Citizens Bank of Massachusetts (the "Syndication Agent"), U.S. Bank National Association (the "Documentation Agent") and Fleet Capital Corporation (the "Arranger"). Capitalized terms not defined herein shall have the meanings ascribed thereto in the Loan Agreement.

      Background. Borrowers have requested the consent of the Lenders to a change to the Applicable Libor Margin and to certain other modifications to Loan Agreement and to the acquisition of Select Nutritions and the Lenders have agreed to consent thereto, subject to the terms and conditions set forth herein.

      Accordingly, the parties hereto hereby agree as follows:

      1.    Amendments.

            a. Section 2.4 of the Loan Agreement is deleted in its entirety and replaced with the following:

            "2.4 Unused Line Fee. Borrowers shall pay to Agent for the Pro Rata account of each Lender a fee equal to one eighth of one percent (.125%) of the average daily amount by which the Total Credit Facility exceeds the sum of the outstanding principal balance of the Revolving Credit Loans plus the LC Amount. The unused line fee shall be payable monthly in arrears on the first day of each calendar month."

            b. Section 3.1.1 of the Loan Agreement is deleted in its entirety and replaced with the following:

            "3.1.1 Loan Requests. Subject to Section 3.1.6, a request for a Revolving Credit Loan shall be made, or shall be deemed to be made, in the following manner: (i) Borrowers may give Agent notice of their intention to borrow, in which notice Borrowers shall specify the amount of the proposed borrowing and the proposed borrowing date, no later than 1:00 p.m. (Eastern Time) on the Business Day of the proposed borrowing date (any request received after 1:00 p.m. (Eastern Time) shall be deemed to be made on the next Business Day thereafter) and Agent will promptly advise Lenders of such notice, provided, however, that no such request may be made at a time when there exists a Default or an Event of Default; and
      (ii) the becoming due of any amount required to be paid under this Agreement, whether as interest or for any other Obligation, shall be deemed irrevocably to be a request for a Revolving Credit Loan on the due date in the amount required to pay such interest or other Obligation. As an accommodation to Borrowers, Agent may permit telephonic or electronic requests for loans and electronic transmittal of instructions, authorizations, agreements or reports to Agent by Borrowers. Unless Borrowers specifically direct Agent in writing not to accept or act upon telephonic or electronic communications from Borrowers, neither Agent nor any Lender shall have any liability to Borrowers for any loss or damage suffered by Borrowers as a result of Agent's or any Lender's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Agent or Lenders by Borrowers unless it is determined by a final and nonappealable judgment or court order binding on the Agent and such Lender that such loss or damage was solely the result of the gross negligence or willful misconduct of Agent or such Lender. Neither Agent nor any Lender shall have any duty to verify the origin of any such communication or the authority of the person sending it."

            c. Section 3.1.2 of the Loan Agreement is deleted in its entirety and replaced with the following:

            "3.1.2 Fundings by Lenders. Subject to its receipt of notice from Agent of a borrowing notice as provided in Sections 3.1.1 or 3.1.6 (except in the case of a deemed request by Borrowers for a Revolving Credit Loan as provided in Sections 3.1.1(ii) or 3.1.3(ii) hereof, in which event no borrowing notice need be submitted), each Lender shall timely honor its Commitment by funding its Pro Rata share of each borrowing of Revolving Credit Loans that is properly requested by a Borrower and that such Borrower is entitled to receive under this Agreement. Agent shall notify Lenders of each borrowing notice by 3:00 p.m. (Eastern Time) on the Business Day of the proposed funding date (in the case of Base Rate Advances) or by 12:00 p.m. (noon) (Eastern Time) at least two (2) Business Days before the proposed funding date (in the case of LIBOR Advances). Each Lender shall deposit with Agent an amount equal to its Pro Rata share of the Revolving Credit Loan requested by such Borrower at Agent's designated account in immediately available funds not later than 5:00 p.m. (Eastern Time) on the date of the funding of such Revolving Credit Loan, unless, with respect to a Base Rate Advance, Agent's notice to Lenders is received after 3:00 p.m. (Eastern Time) on the proposed funding date, in which event Lenders shall deposit with Agent their respective Pro Rata shares of the requested Loan on or before 11:00 a.m. (Eastern Time) on the Business Day following the date of the funding of such Revolving Credit Loan. Subject to its receipt of such amounts from Lenders, Agent shall, provided it has not received notice from a Lender that one or more of the applicable conditions set forth in Section 10 is not satisfied, make the proceeds of the Revolving Credit Loans received by it available to Borrowers by disbursing such proceeds as provided in Section 3.1.4 hereof. Unless Agent shall have been notified in writing by a Lender prior to the proposed time of funding that such Lender does not intend to deposit with Agent an amount equal such Lender's Pro Rata share of the requested Revolving Credit Loan, Agent may assume that such Lender has deposited or promptly will deposit its share with Agent and Agent may in its discretion disburse a corresponding amount to such Borrower on the applicable funding date. If a Lender's Pro Rata share of such Revolving Credit Loan is not in fact deposited with Agent, then, if Agent has disbursed to such Borrower an amount corresponding to such share, then such Lender agrees to pay, and in addition Borrowers jointly and severally agree to repay, to Agent forthwith on demand such corresponding amount, together with interest thereon, for each day from the date such amount is disbursed by Agent to or for the benefit of Borrowers until the date such amount is paid or repaid to Agent, (a) in the case of Borrowers, at the interest rate applicable to such Loan and (b) in the case of such Lender, at the Federal Funds Rate (as published by the Federal Reserve Bank of New York). If such Lender repays to Agent such corresponding amount, such amount so repaid shall constitute a Revolving Credit Loan, and if both such Lender and Borrowers shall have repaid such corresponding amount, Agent shall promptly return to Borrowers such corresponding amount. Notwithstanding the foregoing, if a funding date of a Revolving Credit Loan is a legal holiday under the laws of the state where a Lender has its principal lending office or a day on which banking institutions located in such state are closed, such Lender shall fund its Pro Rata share of the requested Revolving Credit Loan on the next Business Day thereafter."

            d. Section 3.1.6 of the Loan Agreement is deleted in its entirety and replaced with the following:

            "3.1.6 LIBOR Advances. Notwithstanding the provisions of subsection 3.1.1, in the event Borrowers desire to obtain a LIBOR Advance, Borrowers shall give Agent prior, written, irrevocable notice no later than 11:00 A.M. Eastern Time on the second (2nd) Business Day prior to the requested borrowing date specifying (i) Borrowers' election to obtain a LIBOR Advance, (ii) the date of the proposed borrowing (which shall be a Business Day) and (iii) the requested Interest Period and amount to be borrowed, which amount shall be in a minimum principal amount of $500,000 and may increase in integral multiples of $500,000. In no event shall Borrowers be permitted to have outstanding at any one time LIBOR Advances with more than twelve (12) different Interest Periods."

            e. Section 3.1.7 of the Loan Agreement is deleted in its entirety and replaced with the following:

            "3.1.7 Conversion of Base Rate Advances. Provided that no Default or Event of Default has occurred which is then continuing, Borrowers may, on any Business Day, convert any Base Rate Advance into a LIBOR Advance. If Borrowers desire to convert a Base Rate Advance, Borrowers shall give Agent not less than two (2) Business Days' prior written notice (prior to 11:00 A.M. Eastern Time on such Business Day), specifying the date of such conversion, the requested Interest Period and the amount to be converted. Each conversion into a LIBOR Advance shall be in a minimum principal amount of $500,000 and may increase in integral multiples of $500,000 in excess thereof. After giving effect to any conversion of Base Rate Advances to LIBOR Advances, Borrowers shall not be permitted to have outstanding at any one time LIBOR Advances with more than twelve (12) different Interest Periods."

            f. Section 9.1.3(i) of the Loan Agreement is deleted in its entirety and replaced with the following:

            "(i) not later than ninety (90) days after the close of each fiscal year of Borrowers, the Form 10-K of UNF as of the end of such fiscal year, as filed with the Securities and Exchange Commission, which shall contain the unqualified, audited financial statements of Borrowers and their Subsidiaries as of the end of such year, on a Consolidated basis, certified by a firm of independent certified public accountants of recognized standing selected by Borrowers but acceptable to Lenders (except for a qualification for a change in accounting principles with which the accountant concurs) together with consolidating financial statements prepared by management of Borrowers in accordance with GAAP;"

            g. Section 9.1.3(ii) of the Loan Agreement is deleted in its entirety and replaced with the following:

            "(ii) not later than forty-five (45) days after the end of each fiscal quarter of Borrowers, including the last fiscal quarter of Borrowers' fiscal year, the Form 10-Q of UNF as of the end of such fiscal quarter and the fiscal year to date, as filed with the Securities and Exchange Commission, which shall contain unaudited, interim financial statements of Borrowers and their Subsidiaries as of the end of such fiscal quarter and of the portion of Borrowers' fiscal year then elapsed, on a Consolidated and consolidating basis, certified by the principal financial officer of Borrowers as prepared in accordance with GAAP and fairly presenting the Consolidated financial position and results of operations of Borrowers and their Subsidiaries for such quarter and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;"

            h. Section 9.1.6 of the Loan Agreement is deleted in its entirety and replaced with the following:

            "9.16 Projections. No later than the first day of each fiscal year of Borrowers, deliver to Agent and Lenders Projections of Borrowers for the forthcoming three (3) years, year by year, and for the forthcoming fiscal year, fiscal quarter by fiscal quarter."

            i. Effective on December 1, 2004, the definition of "Applicable Base Rate Margin; Applicable LIBOR Margin" in Appendix A to the Loan Agreement is deleted in its entirety and replaced with the following:

            "Applicable Base Rate Margin; Applicable LIBOR Margin - determined by reference to the average Availability of the Borrowers during the preceding calendar month as follows:

                                      Applicable LIBOR    Applicable Base Rate
           Average Availability             Margin               Margin
           --------------------             ------               ------

       Greater than or equal to $25
       million                               .90%                 0.00%

       Less than $25 million                1.00%                 0.00%

      2. Select Nutrition Acquisition. The Agent and Lenders consent to the acquisition by Borrowers of Select Nutrition Distributors, Inc. for an aggregate purchase price $7 million in cash and $6 million in assumption of liabilities; provided, that, within thirty (30) days from the date of this First Amendment
(a) Borrowers shall furnish to Agent copies of all purchase documents relating to this acquisition, which shall be in form and substance reasonably satisfactory to Agent, and such other information concerning Select Nutritions and/or the transaction as Agent may reasonably request, (b) the entity acquired or Subsidiary formed to make such acquisition, if any, shall enter into a joinder agreement or guaranty (as determined by Agent) and grant to Agent, for the benefit of Agent and Lenders, a first priority (subject to Permitted Liens) security interest in its assets constituting Collateral, all in form and substance reasonably satisfactory to Agent, and (c) Borrowers shall have otherwise complied with the provisions of Section 9.2.1 of the Loan Agreement with respect to such acquisition as reasonably required by the Agent.

      3. Sovereign Bank Take-Out. It is anticipated that on or before January 31, 2005, Sovereign Bank ("Sovereign Bank"), a Lender, shall assign its rights and obligations with respect to the Loans to one or more of the other Lenders. Not withstanding the amendment to the definition of "Applicable Base Rate Margin; Applicable LIBOR Margin" described above, Borrowers shall pay interest at the rates provided by the Loan Agreement prior to such amendment, on account of any Obligations owing to Sovereign through and until such time as the assignment is completed, if such assignment is completed.

      4. Representations and Warranties. The Borrowers hereby represent and warrant as follows:

            a. Power, Authority, Etc. The Borrowers have the power and authority for the making and performing of this First Amendment. This First Amendment has been duly executed and delivered by or on behalf of the Borrowers pursuant to authority legally adequate therefor, and this First Amendment is in full force and effect and is a legal, valid and binding obligation of the Borrowers enforceable in accordance with its terms subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws and equitable principles affecting the enforcement of creditors' rights generally.

            b. Incorporation of Representations and Warranties. The representations and warranties of the Borrowers contained in the Loan Agreement, after giving effect to the amendments thereto contemplated hereby, and except for any changes resulting only from the passage of time which do not otherwise constitute a Default or an Event of Default, are true and correct on and as of the date hereof as though made on and as of the date hereof and such representations and warranties are hereto incorporated in this First Amendment as though fully set forth herein.

      5. Conditions Precedent. This First Amendment and the Lenders' obligations hereunder shall not be effective until each of the following conditions are satisfied (the "Amendment Effective Date"):

            a. Borrowers shall have duly executed and delivered this First Amendment;

            b. All requisite corporate action and proceedings of the Borrowers in connection with this First Amendment and all documentation and certificates required by Agent and/or its counsel in connection therewith shall be satisfactory in form and substance to Agent;

            c. No Default or Event of Default shall exist; and

            d. All the Lenders shall have executed this First Amendment.

      6. Miscellaneous.

            a. Counterparts. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this First Amendment by signing any such counterpart.

            b. Force and Effect. The Loan Agreement and each other Loan Document, as amended or modified by this First Amendment, are hereby ratified, confirmed and approved and shall continue in full force or effect.

            c. Loan Document. This First Amendment and all other documents executed in connection herewith are "Loan Documents" as such term is defined in the Loan Agreement. This First Amendment shall be governed by the laws of the State of Connecticut. This First Amendment and the other documents executed and delivered in connection herewith set forth the entire agreement of the parties with respect to the subject matter thereof and supersede any prior agreement and contemporaneous oral agreements of the parties concerning their subject matter.


                  [remainder of page intentionally left blank]

      Signature Page to First Amendment to Amended and Restated Loan and Security Agreement

      IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first above written.

BORROWERS:                             UNITED NATURAL FOODS, INC.

                                       By: /s/ Rick D. Puckett
                                           ------------------------------
                                           Name:  Rick D. Puckett
                                           Title: Vice President

                                       MOUNTAIN PEOPLE'S WAREHOUSE
                                       INCORPORATED

                                       By: /s/ Rick D. Puckett
                                           ------------------------------
                                           Name:  Rick D. Puckett
                                           Title: Vice President

                                       NUTRASOURCE, INC.

                                       By: /s/ Rick D. Puckett
                                           ------------------------------
                                           Name:  Rick D. Puckett
                                           Title: Vice President

                                       RAINBOW NATURAL FOODS, INC.

                                       By: /s/ Rick D. Puckett
                                           ------------------------------
                                           Name:  Rick D. Puckett
                                           Title: Vice President

                                       STOW MILLS, INC.

                                       By: /s/ Rick D. Puckett
                                           ------------------------------
                                           Name:  Rick D. Puckett
                                           Title: Vice President

                                       UNITED NATURAL FOODS
                                       PENNSYLVANIA, INC.

                                       By: /s/ Rick D. Puckett
                                           ------------------------------
                                           Name:  Rick D. Puckett
                                           Title: Vice President

                                       UNITED NORTHEAST LLC

                                       By: /s/ Rick D. Puckett
                                           ------------------------------
                                           Name:  Rick D. Puckett
                                           Title: Vice President

                                       UNITED NATURAL TRADING CO.

                                       By: /s/ Rick D. Puckett
                                           ------------------------------
                                           Name:  Rick D. Puckett
                                           Title: Vice President

GUARANTORS:                            NATURAL RETAIL GROUP, INC.

                                       By: /s/ Rick D. Puckett
                                           ------------------------------
                                           Name:  Rick D. Puckett
                                           Title: Vice President

                                       ALBERT'S ORGANICS, INC.

                                       By: /s/ Rick D. Puckett
                                           ------------------------------
                                           Name:  Rick D. Puckett
                                           Title: Vice President

AGENT:                                 FLEET CAPITAL CORPORATION,
                                       as Administrative Agent

                                       By: /s/ Kim B. Bushey
                                           ------------------------------
                                           Name:  Kim B. Bushey
                                           Title: Senior Vice President

LENDERS:

FLEET CAPITAL CORPORATION,
as a Lender
By: /s/ Kim B. Bushey
    --------------------------
    Name:  Kim B. Bushey
    Title: Senior Vice President


CITIZENS BANK OF MASSACHUSETTS,
as a Lender

By: /s/ Paul R. Crimlisk
    --------------------------
    Name:  Paul R. Crimlisk
    Title: Vice President


U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ James A. Bosco
    --------------------------
    Name:  James A. Bosco
    Title: Senior Vice President


PNC BANK, NATIONAL ASSOCIATION,
a Lender

By: /s/ Jack Braha
    -----------------------
    Name:  Jack Braha
    Title: Associate Vice President

FIRST PIONEER FARM CREDIT, ACA, a
Lender

By: /s/ Carol L. Sobson
    --------------------------
    Name:  Carol L. Sobson
    Title: Vice President


WEBSTER BANK, a Lender

By: /s/ John H. Frost
    --------------------------
    Name:  John H. Frost
    Title: Vice President


SOVEREIGN BANK, a Lender

By: /s/ Christopher T. Phelan
    --------------------------
    Name:  Christopher T. Phelan
    Title: Senior Vice President

ISRAEL DISCOUNT BANK
OF NEW YORK, a Lender

By: /s/ Amir Barash
    --------------------------
    Name:  Amir Barash
    Title: First Vice President

By: /s/ Kevin Lord
    --------------------------
    Name:  Kevin Lord
    Title: Vice President

ROYAL BANK OF CANADA,
a Lender

By: /s/  Evan Glass
    --------------------------
    Name:  Evan Glass
    Title: Authorized Signatory

HARRIS TRUST AND SAVINGS BANK,
a Lender

By: /s/ Michael Johns
    --------------------------
    Name:  Michael Johns
    Title: Vice President


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